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Barnes H. Ellis, OSB No. 64032
Lois O. Rosenbaum, OSB No. 77325
STOEL RIVES LLP
900 SW Fifth Avenue, Suite 2600
Portland, OR  97204-1268
Telephone:  (503) 224-3380
Facsimile: (503) 220-2480
E-mail:  bhellis@stoel.com
E-mail:  lorosenbaum@stoel.com

     Attorneys for Plaintiffs



                          UNITED STATES DISTRICT COURT

                               DISTRICT OF OREGON



 GLORIA CAVANAUGH; STEVEN J.                       Civil No. CV00-1137-AA
 GORDON; RICHARD C. LADD;
 RHONDA M. McBRIDE; WILLIAM C.
 McBRIDE, III; KAREN BROWN                         COMPLAINT
 WILSON; and ASSISTED LIVING                       (Declaratory Judgment)
 CONCEPTS, INC. a Nevada corporation,

       Plaintiffs,

   v.

 NATIONAL UNION FIRE INSURANCE
 COMPANY OF PITTSBURGH, PA., a
 capital stock insurance company incorporated under the laws of Pennsylvania; and FEDERAL INSURANCE COMPANY, a stock insurance company incorporated under the laws of Indiana,

       Defendants.

                           I.  JURISDICTION AND VENUE

     1. Jurisdiction of this court is based on diversity of citizenship, 28 USC (S) 1332. Plaintiffs Richard C. Ladd, Karen Brown Wilson and Steven A. Gordon are citizens of the state of Oregon; plaintiffs Rhonda M. McBride, William C. McBride, III

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and Gloria Cavanaugh are citizens of the state of California; plaintiff Assisted
Living Concepts, Inc.

//

("ALC") is a Nevada corporation with its principal place of business in the state of Oregon. Plaintiffs are collectively referred to herein as "the Insureds."

     2. Defendant National Union Fire Insurance Company of Pittsburgh, PA. ("NUFI"), is a Pennsylvania corporation with its principal place of business in the state of New York; defendant Federal Insurance Company ("Federal") is an Indiana corporation with its principal place of business in the state of New Jersey. Each of NUFI and Federal is qualified to do business as an insurance carrier in the state of Oregon.

     3.   The cause of action arose in this District.

     4. The amount in controversy exceeds $75,000, exclusive of interest and costs.
                            II.  FACTUAL ALLEGATIONS

     5. Effective October 22, 1997 to October 22, 2000, NUFI issued its Directors, Officers and Corporate Liability Insurance Policy No. 486-59-35 ("NUFI Policy"), insuring ALC and its officers and directors against loss arising from claims made against any of them during the policy period for alleged wrongful acts, including securities claims. The limit of liability under the NUFI Policy is $10 million.

     6. Effective October 21, 1997 to October 21, 2000, Federal issued its policy number 8147 95 87 ("Federal Policy") covering the same Insureds and for the same risks up to a limit of liability of $10 million excess of the NUFI underlying limits.

     7. On February 2, 1999, the first of 12 class action complaints was filed against the Insureds seeking damages for alleged violations of the federal securities

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laws. The actions were consolidated and, on or about October 20, 1999, an
Amended Consolidated Class Action Complaint was filed in the United States District Court for the District of Oregon styled In re Assisted Living Concepts, Inc. Securities Litigation, Lead Case No. 99-167-AA (the "Securities Class Action").

     8.   The Insureds gave defendants timely notice of the Securities Class
Action.

//
     9. The NUFI Policy provides in Clause 17 of Endorsement No. 8 for a dispute resolution process with respect to all disputes or differences that may arise under or in connection with the policy. Under that provision, each party has the right to commence a judicial proceeding, but not until arbitration or mediation shall have been terminated and at least 120 days shall have elapsed from the date of a demand for mediation. On April 5, 2000, counsel for the Insureds met with counsel and representatives of NUFI. In the meeting NUFI expressly disclaimed any intent to seek rescission of the NUFI Policy. At the conclusion of that meeting, NUFI proposed that a mediation be scheduled between the Insureds, the underwriters in the securities offerings to whom ALC owed indemnity, the Securities Class Action plaintiffs, NUFI, and Federal. NUFI expressly stated its intent to raise at such a mediation various coverage and policy issues which it stated it hoped would cause the Securities Class Action plaintiffs to reduce their settlement demand. Thereafter, a mediation pursuant to NUFI's proposal was held in Portland, Oregon on June 22, 2000. NUFI attended the meeting through its counsel, John J. Patterson, of the New York law firm D'Amato & Lynch. Federal attended the meeting through its representative, James
M. Carson and its counsel, Gilbert Jensen. Throughout the mediation process, NUFI and Federal were

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free to raise any and all coverage or policy issues either of them thought relevant.

     10. More than 120 days has elapsed since NUFI's request for mediation. NUFI has stated its dissatisfaction with the outcome of the mediation and the mediator, and the mediation has therefore been terminated.

     11. The Securities Class Action plaintiffs have made a firm offer to settle the Securities Class Action litigation. The offer is contained in a Memorandum of Understanding ("MOU"), and is for a total amount of $30 million. The MOU is specifically conditioned upon participation and approval by each of NUFI and Federal for the limits of liability of their respective policies, or $10 million each. The MOU contemplates payment by the underwriters of the amount of $981,615, which amount the underwriters have agreed to pay, and were and are ready, willing and able to pay. The MOU contemplates payment by ALC of the amount of $9,018,285, subject to specified terms and conditions, which amount ALC was and is ready, willing and able to pay.

     12. By letter dated July 3, 2000, the Insureds made demand on NUFI and Federal that each approve in writing the settlement opportunity contained in the MOU. Thereafter, NUFI advised the Insureds that it had separately negotiated with the Securities Class Action plaintiffs' counsel, pursuant to which NUFI will make available its $10 million limit in a payment to be made in January 2001. However, NUFI has further advised the Insureds that it intends to pursue claims against them for damages allegedly caused by their alleged breach of the terms of the NUFI Policy, as well as a claim for recoupment in the event it is determined that the NUFI Policy was improperly procured from NUFI. NUFI's position is asserted in bad faith in view of the fact NUFI knows it has no valid claim against its Insureds, but also knows that the threat of such a

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claim may jeopardize the Insureds' excess coverage and thereby jeopardize the potential settlement.

     13. As NUFI intended, on August 2, 2000, Federal advised the Insureds that it will make available its $10 million limits in the settlement of the Securities Class Action litigation, but will not do so unless and until NUFI has paid its full $10 million limit, and has withdrawn any claims for damages or recoupment against the Insureds. Federal has advised the Insureds that it does not believe its policy is implicated so long as NUFI is threatening to seek from the Insureds any amounts in respect of the NUFI policy.

     14. Pursuant to the Uniform Declaratory Judgments Act, ORS 28.010 through 28.160, there is an actual controversy between the parties. Plaintiffs herein assert that NUFI is entitled to no damages, set-offs, or recission of the NUFI policy. Further, plaintiffs herein assert that NUFI's commitment to pay the Securities Class Action plaintiffs its policy limits constitutes exhaustion of its policy, requiring Federal to pay under its policy promptly after NUFI makes its payment to the Securities Class Action plaintiffs, whether or not NUFI continues to seek damages or recoupment from the Insureds. NUFI and Federal each denies plaintiffs' assertions.

     WHEREFORE, plaintiffs seek a judgment of this Court as follows:

     1. Declaring National Union Fire Insurance Company of Pittsburgh, PA. is not entitled to any damages or recoupment from any of the plaintiffs in respect of its Policy No. 486-59-35;

     2. Declaring that the terms and conditions of Federal Insurance Company Policy No. 8147 95 87 will have been met upon payment by the primary carrier to claimants in the Securities Class Action of its $10 million policy limits, even if the primary carrier continues to seek damages or recoupment from one or more of the plaintiffs herein;

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     3.   Ordering payment of plaintiffs' costs and expenses incurred herein, including reasonable attorneys' fees; and

     4. Ordering such other and further relief as the Court deems just and equitable.

     DATED this 16th day of August, 2000.

                         STOEL RIVES LLP

                         __________________________________________
                         Barnes H. Ellis, OSB No. 64032
                         Lois O. Rosenbaum, OSB No. 77325
                         Telephone:  (503) 224-3380

                         Attorneys for Plaintiffs Gloria Cavanaugh; Steven
                         J. Gordon; Richard C. Ladd; Rhonda M. McBride; William
                         C. McBride, III; Karen Brown Wilson; and Assisted Living Concepts, Inc.


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